UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

AMERISERV FINANCIAL, INC.
(Name of Registrant as Specified In Its Charter)

DRIVER MANAGEMENT COMPANY LLC DRIVER OPPORTUNITY PARTNERS I LP J. ABBOTT R. COOPER Julius D. Rudolph Brandon L. Simmons
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DRIVER MANAGEMENT COMPANY LLC

MAY 2, 2023

PLEASE VOTE THE ENCLOSED WHITE UNIVERSAL PROXY CARD TODAY—
BY PHONE, BY INTERNET OR BY SIGNING, DATING AND RETURNING IT IN THE
POSTAGE-PAID ENVELOPE PROVIDED

To Our Fellow Shareholders:

Driver Management Company LLC and the other participants in this solicitation (collectively, “Driver”, “we” or “our”) are the beneficial owners of an aggregate of 1,477,919 shares of common stock, par value $0.01 per share (the “ASRV Common Stock”), of AmeriServ Financial, Inc., a Pennsylvania corporation (“ASRV” or the “Company”). We have nominated three (3) highly-qualified individuals for election to the Company’s board of directors (the “Board”) because we believe that substantial change in the composition of the Board is needed to protect and increase shareholder value. We are seeking your support at the Company’s 2023 annual meeting of shareholders scheduled to be held virtually on May 26, 2023 at 1:30 PM, Eastern Time, at www.virtualshareholdermeeting.com/ASRV2023 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

On March 7, 2023, pursuant to Rule 14a-19(d) of the Securities Exchange Act of 1934, as amended, the Company’s counsel notified Driver of its intention to nominate Richard W. Bloomingdale, David J. Hickton and Daniel A. Onorato for election to the Board at the Annual Meeting (the “Universal Proxy Notice”). In our view, the Company’s decision to deliver the Universal Proxy Notice to us seemed to suggest that the Company agreed that Driver validly nominated its director nominees for election to the Board at the Annual Meeting.

On March 15, 2023, the Company notified Driver by letter that it had determined that Driver’s notice of nomination submitted on January 17, 2023 was invalid and one of Driver’s nominees was ineligible for election to the Board. The Company has filed the letter as Exhibit 99.2 to its Current Report on Form 8-K filed on March 15, 2023 with the U.S. Securities and Exchange Commission (the “SEC”). Driver believes that there is no justification for the conclusions reached in the Company’s letter and will challenge the Company’s determination.

On March 17, 2023, the Company filed a complaint against Driver Opportunity Partners I LP (“Driver Opportunity”), J. Abbott R. Cooper, Julius “Izzy” Rudolph and Brandon L. Simmons in the Court of Common Pleas of Cambria County, Pennsylvania seeking declaratory judgement that (i) the Company properly rejected Driver Opportunity’s notice of intent to nominate director candidates at the Annual Meeting, which was submitted on January 17, 2023 and (ii) because of such rejection, Driver has no right to nominate candidates for election to the Board and the defendants have no right to seek election to the Board at the Annual Meeting. Driver reiterates its belief that there is no justification for the conclusions reached by the Company and is committed to defending itself against, what it views as, an attempt to prevent it from exercising its rights as a shareholder.

On March 29, 2023, Driver Opportunity filed a complaint against the Company and the Board in the United States District Court for the Western District of Pennsylvania, seeking declaratory judgment and injunctive relief, including that: (i) Driver Opportunity’s submission of the letter of its intention to nominate director candidates to the Board at the Annual Meeting (the “Nomination Notice”) is valid, (ii) the Company and the Board be enjoined from rejecting the Nomination Notice, (iii) the Company and Board correct its public filings with the SEC for its false and misleading statements regarding the Driver Opportunity’s director nominees, and (iv) the Company be enjoined from holding the Annual Meeting until a date in 2023 after such court can clarify the parties’ rights in such action.

The Company has a classified Board, which is currently divided into three (3) classes. The terms of three (3) Class I directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three (3) nominees. Your vote to elect our nominees will have the legal effect of replacing three incumbent directors with our nominees.

We urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed WHITE universal proxy card today. The attached proxy statement and the enclosed WHITE universal proxy card are first being mailed to shareholders on or about May 2, 2023.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated WHITE universal proxy card or by voting in person at the Annual Meeting.

The Company has unfortunately taken, what we believe to be, a baseless and unfounded position that our nomination of director candidates for election to the Board is invalid in an apparent effort to further entrench themselves in the face of the shareholder franchise. As stated above, we have filed a complaint to litigate this matter in an expedited fashion to determine if our director nominees are eligible to stand for election at the Annual Meeting, and we intend to prosecute this litigation vigorously. The outcome of this litigation may affect our ability to properly deliver proxies submitted to us on the enclosed WHITE universal proxy card. Accordingly, we intend to update or supplement our proxy materials to inform shareholders who have voted on our proxy card on a timely basis on the outcome of the litigation and our ability to deliver proxies submitted to us. We believe that a court ruling on whether to delay the Annual Meeting prior to a final decision on the validity of our director nominations will occur before the Annual Meeting, so we believe that shareholders will have sufficient time to submit a new proxy card should our nominations be deemed invalid for any reason.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, who is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ J. Abbott R. Cooper

J. Abbott R. Cooper
Driver Management Company LLC

If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of Driver’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

2023 ANNUAL MEETING OF SHAREHOLDERS
OF
AMERISERV FINANCIAL, INC.
_________________________

PROXY STATEMENT
OF
DRIVER MANAGEMENT COMPANY LLC

MAY 2, 2023
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE UNIVERSAL PROXY CARD TODAY

Driver Management Company LLC, a Delaware limited liability company, (“Driver Management”) and the other participants in this solicitation (collectively, “Driver”, “we” or “our”) are the beneficial owners of an aggregate of 1,477,919 shares of common stock, par value $0.01 per share (the “ASRV Common Stock”), of AmeriServ Financial, Inc., a Pennsylvania corporation (“ASRV” or the “Company”). We believe change in the composition of the Company’s board of directors (the “Board”) is required to ensure that the Company is being run in manner that is consistent with shareholders’ best interests and have nominated three (3) highly-qualified director candidates who will work to preserve and increase shareholder value. We are seeking your support at the Company’s 2023 annual meeting of shareholders scheduled to be held virtually on May 26, 2023 at 1:30 PM, Eastern Time, at www.virtualshareholdermeeting.com/ASRV2023 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Driver’s three (3) director nominees, J. Abbott R. Cooper, Julius D. Rudolph and Brandon L. Simmons (each a “Driver Nominee” and, collectively, the “Driver Nominees”), to the Board as Class I directors, each to serve until the 2026 annual meeting of shareholders (the “2026 Annual Meeting”) or until the earlier of their resignation or their respective successors shall have been duly elected and qualified (“Proposal 1”);
2.	To vote to approve and adopt an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Charter”) to eliminate the ability to exercise cumulative voting in director elections (“Proposal 2”);
3.	To vote to approve the compensation of the named executive officers of the Company (“Proposal 3”);
4.	To ratify the appointment of S.R. Snodgrass P.C as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 4”); and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

This Proxy Statement and the enclosed WHITE universal proxy card are first being mailed to shareholders on or about May 2, 2023.

The Company has a classified Board, which is currently divided into three classes. The terms of three Class I directors expire at the Annual Meeting. Through the attached Proxy Statement and enclosed WHITE universal proxy card, we are soliciting proxies to elect the Driver Nominees. Driver and ASRV will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to three nominees on Driver’s enclosed WHITE universal proxy card. There is no need to use the Company’s gold proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Driver Nominees will have the legal effect of replacing three incumbent directors. If elected, the Driver Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to increase shareholder value through (i) more efficient and shareholder friendly capital allocation, (ii) better alignment of the interests of the Board and the Company’s management, on the one hand, and shareholders, on the other hand, and (iii) increased focus on total shareholder return However, the Driver Nominees will constitute a minority on the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to accomplish those objectives. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Driver Nominees are elected. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

On March 7, 2023, pursuant to Rule 14a-19(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended, the Company’s counsel notified Driver of its intention to nominate Richard W. Bloomingdale, David J. Hickton and Daniel A. Onorato for election to the Board at the Annual Meeting (the “Universal Proxy Notice”). In our view, the Company’s decision to deliver the Universal Proxy Notice to us seemed to suggest that the Company agreed that Driver validly nominated its director nominees for election to the Board at the Annual Meeting.

On March 15, 2023, the Company notified Driver by letter that it had determined that Driver’s notice of nomination submitted on January 17, 2023 was invalid and one of Driver’s nominees was ineligible for election to the Board. The Company has filed the letter as Exhibit 99.2 to its Current Report on Form 8-K filed on March 15, 2023 with the U.S. Securities and Exchange Commission (the “SEC”). Driver believes that there is no justification for the conclusions reached in the Company’s letter and will challenge the Company’s determination.

On March 17, 2023, the Company filed a complaint against Driver Opportunity Partners I LP (“Driver Opportunity”) and the Driver Nominees in the Court of Common Pleas of Cambria County, Pennsylvania seeking declaratory judgement that (i) the Company properly rejected Driver Opportunity’s notice of intent to nominate director candidates at the Annual Meeting, which was submitted on January 17, 2023 and (ii) because of such rejection, Driver has no right to nominate candidates for election to the Board and the defendants have no right to seek election to the Board at the Annual Meeting. Driver reiterates its belief that there is no justification for the conclusions reached by the Company and is committed to defending itself against, what it views as, an attempt to prevent it from exercising its rights as a shareholder.

On March 29, 2023, Driver Opportunity filed a complaint against the Company and the Board in the United States District Court for the Western District of Pennsylvania (the “Court”), seeking declaratory judgment and injunctive relief, including that: (i) Driver Opportunity’s submission of the letter of its intention to nominate director candidates to the Board at the Annual Meeting (the “Nomination Notice”) is valid, (ii) the Company and the Board be enjoined from rejecting the Nomination Notice, (iii) the Company and Board correct its public filings with the SEC for its false and misleading statements regarding the Driver Nominees, and (iv) the Company be enjoined from holding the Annual Meeting until a date in 2023 after such court can clarify the parties’ rights in such action.

Shareholders are permitted to vote for less than three nominees or for any combination (up to three total) of the Driver Nominees and the Company’s nominees on the WHITE universal proxy card. We believe the best opportunity for the Driver Nominees to be elected is by voting on the WHITE universal proxy card. Driver therefore urges shareholders using our WHITE universal proxy card to vote “FOR” all three of the Driver Nominees. IMPORTANTLY, IF YOU MARK MORE THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

Driver Management, Driver Opportunity Partners I LP, a Delaware limited partnership (“Partners”), J. Abbott R. Cooper, Julius D. Rudolph and Brandon L. Simmons are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

As of the date hereof, the participants in this solicitation collectively own 1,477,919 shares of ASRV Common Stock (the “Driver Group Shares”). We intend to vote such shares FOR the election of the Driver Nominees, AGAINST Proposal 2, AGAINST Proposal 3 and FOR Proposal 4. Shareholders should understand, however, that all shares of ASRV Common Stock represented by the enclosed proxy card will be voted at the Annual Meeting as marked by the shareholder, pending the results of the Pennsylvania litigation with respect to the validity of our director nominations. We believe that a court ruling on whether to delay the Annual Meeting prior to a final decision on the validity of our director nominations will occur before the Annual Meeting, so we believe that shareholders will have sufficient time to submit a new proxy card should our nominations be deemed invalid for any reason. In the event that the Court issues a ruling rejecting the request to delay the Annual Meeting but deferring final decision on the validity of our director nominations until after the Annual Meeting, the Company has disclosed that no proxies voted in favor of the Driver Nominees will be recognized or tabulated at the Annual Meeting. However, depending upon the outcome of the litigation, the results of the Annual Meeting may be invalidated and the Company may be required to conduct a new meeting in which it includes our Driver Nominees as director candidates. If the Court finds our nominations to be invalid for any reason, we intend to supplement or update these proxy materials to inform shareholders.

The Company has set the close of business on April 6, 2023 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is P.O. Box 430, Johnstown, Pennsylvania 15907-0430. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company’s proxy statement, as of the Record Date, there were 17,147,270 shares of ASRV Common Stock outstanding.

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We urge you to carefully consider the information contained in the Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE universal proxy card today.

THIS SOLICITATION IS BEING MADE BY DRIVER AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. DRIVER IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH DRIVER IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

DRIVER URGES YOU TO VOTE “FOR” THE DRIVER NOMINEES BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD TODAY. PLEASE SIGN, DATE AND RETURN THE WHITE UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE DRIVER NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE universal proxy card are available at
www.saratogaproxy.com/Driver

______________________________

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IMPORTANT

Your vote is important, no matter how many shares of ASRV Common Stock you own. Driver urges you to sign, date, and return the enclosed WHITE universal proxy card today to vote FOR the election of the Driver Nominees and in accordance with Driver’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of ASRV Common Stock are registered in your own name, please sign and date the enclosed WHITE universal proxy card and return it to Driver c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed envelope today.
•	If your shares of ASRV Common Stock are held in a brokerage account, you are considered the beneficial owner of the shares of ASRV Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker. As a beneficial owner, if you wish to vote, you must instruct your broker how to vote. Your broker cannot vote your shares of ASRV Common Stock on your behalf without your instructions.
•	Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

As Driver is using a “universal” proxy card containing the Driver Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. Driver strongly urges you NOT to sign or return any gold proxy cards or voting instruction forms that you may receive from ASRV. Even if you return the gold management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

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If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of Driver’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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QUESTIONS AND ANSWERS

Q:     Who is making this solicitation?

A:     This solicitation is being made by Driver Opportunity Partners I LP, Driver Management Company LLC, J. Abbott R. Cooper, Julius “Izzy” D. Rudolph, and Brandon Simmons

Q:     Why are you making this solicitation?

A:     To be blunt, Driver believes that the Board and the Company’s executive management team have demonstrated that they just are not very good at running a business and that meaningful change, starting with the composition of the Board, is necessary to preserve and enhance shareholder value. Since 2000 (and indeed well before then), ASRV has created a legacy of underperformance, as illustrated by the chart below, which presents ASRV’s return on assets (“ROA”), a standard measure of bank profitability, for the years 2000 to 2022 compared to the ROA for the Dow Jones U.S. Micro Cap Banks Index (the “Micro Cap Banks Index”) for the years 2004 (the first year for which index financial data is available) to 2022:1

 In Driver’s opinion, there is no adequate explanation for the underperformance illustrated above—underperformance that has lasted decades and across a wide range of market, financial, economic, political, and regulatory conditions—other than poor management by the executive team and abysmal leadership and oversight by the Board.

Driver believes that sweeping changes are needed to end this legacy of underperformance, starting with the composition of the Board, which is why Driver has nominated three highly qualified individuals, Mr. Cooper, Mr. Rudolph, and Mr. Simmons for election to director at the 2023 Annual Meeting. As a corporation, ASRV is managed by its board of directors, who have the power to hire and fire executives and to make other significant decisions affecting how ASRV is managed and operated. As a matter of corporate law, the only way that ASRV shareholders can change the way ASRV is run is by electing new directors, which is why your vote is so important.

1 Unless otherwise noted, all market and financial data is per S&P Capital IQ.

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Q:     How do I know that Driver’s views regarding ASRV are nothing more than the opinion of one unhappy shareholder?

A:     Fair point. Let’s consider how the public market views ASRV.

Q:     How would I do that?

A:     Well, to begin with, start by thinking about what tangible book value per share represents, which is the theoretical dollar amount that an ASRV shareholder would receive per share of ASRV Common Stock if ASRV were liquidated.2 It follows, then, that if a bank’s common stock consistently trades at a discount to tangible book value per share, then the public market believes that the bank is worth less as an operating business than what it might be liquidated for. As illustrated by the below chart, ASRV Common Stock has traded less than 100% of tangible book value per share for every single trading day since January 1, 2010:

In other words, based on every single day that the stock market has been open since January 1, 2010, public market investors have implicitly placed negative value on ASRV operating as a going concern. While Driver understands that banks may, from time to time trade at a discount to tangible book value per share (in Driver’s experience, generally during periods of economic turmoil and amid questions regarding credit quality), Driver believes the fact that ASRV hasn’t traded at tangible book value per share since before January 1, 2010—and never during Jeff Stopko’s tenure as CEO—suggests that the public market believes there is something fundamentally wrong with how ASRV is being run.

2 See, https://www.travilliannext.com/2022/07/21/tangible-book-value-hits-are-an-underappreciated-headwind-to-bank-stock-performance-but-are-we-approaching-an-inflection-point-written-by-joe-fenech/.

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Q:     Couldn’t there be reasons why ASRV isn’t as profitable or as valuable as peers that don’t have to do with the Board? Is there something about having a union that might make ASRV less profitable or less valuable than other banks that don’t have a union?

A:     To begin with, Driver believes that it is important to be specific when talking about ASRV and unions, since Driver believes that the Board and ASRV management may have, from time to time, intentionally or unintentionally, allowed investors and others to conflate a number of different concepts regarding ASRV’s relationship with any unions, many of which are inaccurate.

Q:     Ok—now I am even more confused—what exactly do you mean?

A:     Let’s start with what ASRV has publicly disclosed in filings made with the Securities and Exchange Commission or SEC. In their Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 10-K”), ASRV states:

The Company employed 319 people as of December 31, 2021 in full- and part-time positions. Approximately 150 non-supervisory employees of the Company are represented by the United Steelworkers AFL-CIO-CLC, Local Union 2635-06. The Company negotiated a new four-year labor contract this year, which will expire on October 15, 2025. The contract calls for annual wage increases of 2% over the next four years. The Company has not experienced a work stoppage since 1979. Unionization in financial institutions remains low with less than 1% of banks nationwide being covered by a collective bargaining agreement.3

In other words, less than half of ASRV’s employees are represented by a union and covered by a collective bargaining agreement, and that is basically the extent of ASRV’s disclosures regarding or relating to any union.

Q:     But what does that mean for investors?

A:     That is a really good question and one that we have tried to get ASRV’s management and the Board to answer. Based on Driver’s review of ASRV’s filings with the SEC and other public statements, we have yet to find any disclosure that details the impact of union representation of Company employees on ASRV’s financial performance. Based on our experience, if the fact that less than half of the Company’s employees are represented by a union had, is having, or might in the future have a material impact on the Company’s past, present or expected financial performance, we would expect to see a detailed explanation of that impact in reports filed by ASRV with the SEC. In the absence of that type of detailed explanation, however, Driver can only assume that the impact of union representation of Company employees has not been, is not, nor is not expected to be material to ASRV’s financial performance.

Q:     Is ASRV owned by a union? Could a union block a sale of ASRV?

A:     Based on Driver’s review of publicly available information, it does not appear that any union owns a significant percentage of the outstanding Common Stock. Moreover, Driver believes that if any union could block a sale of ASRV that would constitute material information that ASRV would need to disclose to investors. Driver is unaware of any such disclosure.

3 https://www.sec.gov/Archives/edgar/data/707605/000155837022003530/tmb-20211231x10k.htm

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Q:     If “less than 1% of banks nationwide [are] covered by a collective bargaining agreement,” does that somehow put ASRV at a disadvantage relative to its peers?

A:     Driver does not believe that union representation of employees puts ASRV at a disadvantage relative to peers. In fact, Driver believes that ASRV’s relationship with organized labor may offer distinct business advantages that might not be available to peer institutions.

Also, while Driver is only aware of one other publicly traded banking institution whose employees are represented by a union, Amalgamated Financial Corp. (“Amalgamated”), it has handily outperformed ASRV, as measured by one, three and five year total return, as illustrated by the below table:4

	Total Return
	One Year	Three Years	Five Years
ASRV	-24.52%	18.42%	-18.11%
Amalgamated	-5.51%	71.50%	35.90%

Q:     So, Driver doesn’t view the union negatively?

A:     No—to the contrary, Driver believes that ASRV should be doing far more than it currently is to embrace organized labor generally. Driver believes that ASRV’s relationship with organized labor is a unique attribute that should be celebrated and made a focal point of ASRV’s business strategy.

Q:     Well, if the union isn’t responsible for ASRV’s underperformance relative to peers, then what is?

A:     While there are specific metrics that Driver believes point directly towards ASRV’s marked underperformance, Driver believes that the ultimate problem is the Board’s failure to implement appropriate incentives (by way of its executive compensation practices) that might lead to better performance coupled with the Board’s failure to hold the executive team accountable for underperformance. In Driver’s opinion, the bonuses paid to ASRV’s executive officers who were named in ASRV’s 2022 proxy statement, who we refer to as “NEOs” and includes Jeffery Stopko, as part of their compensation for 2021 is a perfect example of this problem.

In order to for the NEO’s to receive payments under ASRV’s Executive At-Risk Incentive Compensation Plan for 2021, ASRV’s ROA for 2021 needed to be at least 65% of the ROA of a peer group selected by the compensation/human resources committee (the “Compensation Committee”) of the Board. To begin with, Driver believes that the performance target of 65% of peer ROA is a low bar and one that merely creates an incentive for underperformance. However, ASRV was unable to clear this low bar, as disclosed in ASRV’s proxy statement (the “2022 Proxy Statement”) for its 2022 annual meeting of shareholders, “so there was no payout for any of the named executive officers under the Executive At-Risk Incentive Compensation Plan.”5

4 Periods ended April 25, 2023

5 https://www.sec.gov/Archives/edgar/data/707605/000114036122010557/ny20002418x1_def14a.htm

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Despite the fact that the NEOs failed to earn a bonus by meeting the (in Driver’s opinion, exceedingly modest) performance targets set by the Compensation Committee, the Compensation Committee nevertheless “did approve discretionary bonus payments” for the NEOs, allegedly “to ensure that [ASRV] retain[s] good employees by appropriately compensating them in this extremely competitive job market.” In other words, in Driver’s opinion, rather than hold the NEO’s accountable for poor financial performance, the Compensation Committee and the Board determined to reward the NEOs with “discretionary bonus payments.”

Driver also believes that there is a double standard at work that benefits NEOs to shareholders’ detriment: specifically, that the Board is willing to provide the NEOs with “competitive” compensation despite resoundingly uncompetitive performance.

Q:     So, does Driver think that management should be paid less?

A: First and foremost, Driver believes that incentives work and that executive compensation is an extremely effective form of incentive. Unfortunately, Driver believes that, as currently structured, ASRV’s executive compensation practices create an incentive for underperformance. If elected, the Driver Nominees will urge the Board to adopt compensation practices that better align the interests of the Board and management, on the one hand, and shareholders, on the other, to create meaningful incentives to spur better financial performance.

As far as Driver is concerned, it is not so much a matter of paying ASRV’s executive management more or less but to better link compensation with performance to ensure that the interests of management are aligned (rather than in conflict) with those of shareholders.

Q:     What are some of the “specific metrics” that you mentioned?

A:     Perhaps the primary metric is efficiency ratio, which is non-interest expense divided by net income and a common metric for measuring a bank management team’s ability to control costs. Below is a chart showing ASRV’s efficiency ratio for the years 2000 to 2022 compared to the efficiency ratio for the Micro Cap Banks Index for the years 2004 (the earliest year for which index financial information is available) to 2022.

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Effectively, a bank’s efficiency ratio measures how many dollars of revenue are produced by each dollar of expense. The lower the efficiency ratio, the greater the operating leverage.6 What is striking about the above chart isn’t just the magnitude of ASRV’s underperformance (as measured by efficiency ratio) relative to peers, but its consistency. In Driver’s opinion, the Board and ASRV’s management team have conclusively demonstrated, over an extended period of time, their inability to achieve what Driver considers to be acceptable levels of operating leverage, which, in turn, in Driver’s opinion, necessitates change, beginning with the composition of the Board.

Q:     I know we already covered this but what about the union? I know that you said that if the fact that some of ASRV’s employees were covered by a collective bargaining agreement has had, is having, or is expected to have a material impact on ASRV’s financial performance, you would expect that to be described in ASRV’s public disclosure but aren’t union employees more expensive than non-union employees?

A:     First, to the extent that ASRV’s compensation and benefits expenses are materially higher than peers due to union representation of employees, you are right in that Driver would expect that to be described in detail in ASRV’s public disclosures and Driver has yet to see that type of detail if it exists. What is interesting, however, is that, to the extent that union employees somehow come with a greater cost, Driver would expect to see that reflected in ASRV’s compensation and benefits expense.

The below chart compares ASRV’s compensation and benefits expense as percentage of average assets to that of a peer group comprised of publicly traded banking organizations with $1 to $10 billion in assets:

6 See, https://www.bankdirector.com/issues/strategy/secret-low-efficiency-ratio/.

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While ASRV’s compensation and benefits as a percentage of average assets is clearly higher than peers, compared to peer median, ASRV’s compensation and benefits as a percentage of average assets is 1.4 to 1.6 times peer median for the period 2010 to 2022, which, to Driver’s eye, doesn’t seem to fully explain why ASRV’s efficiency ratio is so much worse than that of the Micro Cap Banks Index.

However, in reviewing other components of ASRV’s non-interest expense, one line item stood out: professional fees. The below chart shows ASRV’s professional fee expense for the years 2010 to 2022, during which period ASRV’s professional fees averaged $4.8 million per year:

As a percentage of average assets, ASRV’s professional fees are significantly greater (between 2.7 and 3.8 times the peer average) than the average and median for the same peer group of publicly traded banking organizations with assets between $1 and $10 billion:

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When professional fees are measured as a percentage of market capitalization, the issue appears even more vividly: In Driver’s opinion, compared it its market capitalization, ASRV is spending way too much on professional fees:

What exactly these professional fees are and what is causing them to appear so much higher than peer institutions is entirely unclear, and ASRV’s disclosure does little to shed light on the matter. For example, the only commentary relating to professional fees in ASRV’s press release regarding earnings for the quarter and year ended December 31, 2022 is:

Professional fees were $521,000, or 9.5%, higher for the full year of 2022 due to higher legal costs, outsourced professional services and other professional fees.7

Driver believes the above statement can be paraphrased as “professional fees were higher because professional fees were higher.” Since Driver believes that a 9.5% increase in anything might be material, it warrants greater explanation. Regardless of the reasons for ASRV’s elevated (compared to peers) professional fees, Driver believes that the magnitude of those expenses, particularly relative to ASRV’s market capitalization, is evidence of poor management.

Q:     Ok—so Driver is in favor of ASRV embracing organized labor, linking pay to performance for the Company’s executive management team, better aligning the interests of the Board and the Company’s management, on the one hand, and shareholders, on the other hand, and improving operating leverage by, among other things controlling costs, particularly professional fees—does Driver have other priorities as well?

A:     Absolutely. If elected, Driver Nominees would focus on numerous additional priorities, such as increasing trust and wealth management assets and increasing commercial loans. Given ASRV’s proximity to Pittsburgh, Driver believes that expanding ASRV’s business represents a tremendous opportunity for growth. Driver also believes that, if elected, Mr. Rudolph would be invaluable in growing ASRV’s business in Pittsburgh, given his extensive relationships in that market.

Q:     Those all sound like good ideas. Why doesn’t Driver just ask the current Board to consider Driver’s suggestions? Is it really necessary to change the composition of the Board?

A:     The average tenure of a member of the Board is twenty years. Jeff Stopko has been CEO (and a director) since 2015. Driver believes that the current Board (i) is invested in maintaining the status quo, (ii) is not willing to consider the types of meaningful change Driver believes is necessary to end ASRV’s legacy of underperformance, and (iii) has had ample time and opportunity to remedy ASRV’s underperformance with no noticeable success.

7 https://www.sec.gov/Archives/edgar/data/707605/000155837023000442/tmb-20230124xex99d1.htm.

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Q:     Has the Board interviewed the Driver Nominees? If not, why?

A:     As an ASRV shareholder, Driver has the right to nominated candidates for election to the board, which it has done. Nothing in ASRV’s certificate of incorporation or bylaws requires the Board to interview the Driver Nominees, nor does any applicable law or regulation. As noted above, Driver believes that the current Board has an interest in maintaining the status quo and has no interest in nominating candidates for election to director who are likely to support the type of significant change that is needed at ASRV. Driver believes that it is somewhat absurd for the Board to request to interview the Driver Nominees when the Board is neither required to nor likely to nominate any of them for election to the Board.

Q:     Is Driver an “activist investor?”

A:     Driver and Mr. Cooper are often referred to as activist investors.

Q:     Aren’t activist investors bad?

A:     I guess it depends on your perspective. Driver invests in publicly traded banking organizations where it believes that the status quo needs to change to increase shareholder value, so directors and officers interested in maintaining the status quo at ASRV might have a negative view about Driver. On the other hand, if you are unhappy with the long-term performance of ASRV Common Stock, you might consider Driver a welcome agent of change.

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Q:     Is Driver just out to make a quick buck at ASRV’s expense?

A:     Now who is being blunt? Driver’s primary goal is to increase the value of its investment in ASRV Common Stock and any increase in the value of ASRV Common Stock will benefit all ASRV shareholders to exactly the same extent that it will benefit Driver. All things being equal, Driver would rather increase the value of its investment in ASRV faster rather than slower, which Driver believes is likely a sentiment shared by all ASRV shareholders. However, Driver considers ASRV to be a long-term investment and intends to remain an ASRV shareholder as long as the possibility exists for meaningfully increasing shareholder value.

Q:     What about a sale? Is Driver pushing for ASRV to sell itself?

A:     As a general matter, Driver believes that the board of directors of a publicly traded corporation should always consider all opportunities for increasing shareholder value, including a sale. However, based on information currently available to Driver, Driver does not believe that a sale represents the best opportunity to increase value for all ASRV shareholders. Driver has not suggested, nor does it have any current intentions to suggest, that ASRV explore selling itself. None of the Driver Nominees have any current intention, if elected, to push for a sale.

Q:     Is shareholder value the only thing Driver cares about?

A: Driver invests on behalf of its limited partners and others, and its mandate is to increase the value of investor capital, which, with respect to its investment in ASRV, means increasing shareholder value. However, Driver believes that a bank that is able to increase shareholder value through profitable growth is also a bank that can offer better employment opportunities, be a source of credit and other banking products and services to more business and individuals, and generally better serve the communities in which it operates. Driver does not believe that increasing shareholder value can only come at the expense of other stakeholders—rather Driver believes that increasing shareholder value through profitable and prudent growth will create additional benefits for all of ASRV’s stakeholders. In Driver’s opinion, one of the unfortunate byproducts of ASRV’s legacy of underperformance is what Driver considers to be underinvestment in ASRV’s employees and the communities in which it operates.

Q:     What are Mr. Rudolph’s and Mr. Simmons’s relationships to Driver and Mr. Cooper?

A:     Other than indemnity and other customary agreements commonly entered into with a nominating shareholder, neither Mr. Rudolph nor Mr. Simmons have any relationship—business or otherwise—with Driver or Mr. Cooper. Simply put, Driver believes that both Mr. Rudolph, including by virtue of his family’s historic roots in Johnstown, Pennsylvania and his extensive business relationships in Pittsburgh, and Mr. Simmons, including by virtue of his extensive experience in leadership roles at a variety of business, civic, and charitable enterprises (as well as his experience growing up with two parents who were union members), will better represent the interests of all ASRV shareholders than the Company’s nominees.

Q: Why is the Company not using a universal proxy card?

A: The Company has unfortunately taken, what we believe to be, a baseless and unfounded position that our nomination of director candidates for election to the Board is invalid in an apparent effort to further entrench themselves in the face of the shareholder franchise. As stated elsewhere herein, we have filed a complaint to litigate this matter in an expedited fashion to determine if the Driver Nominees are eligible to stand for election at the Annual Meeting, and we intend to pursue this litigation vigorously. The outcome of this litigation may affect our ability to properly deliver proxies submitted to us on the enclosed WHITE universal proxy card. Accordingly, we intend to update or supplement our proxy materials to inform shareholders who have voted on our proxy card on a timely basis on the outcome of the litigation and any developments regarding our ability to deliver proxies submitted to us. We believe that a court ruling on whether to delay the Annual Meeting prior to a final decision on the validity of our director nominations will occur before the Annual Meeting, so we believe that shareholders will have sufficient time to submit a new proxy card should our nominations be deemed invalid for any reason. In the event that the Court issues a ruling rejecting the request to delay the Annual Meeting but deferring final decision on the validity of our director nominations until after the Annual Meeting, the Company has disclosed that no proxies voted in favor of the Driver Nominees will be recognized or tabulated at the Annual Meeting. However, depending upon the outcome of the litigation, the results of the Annual Meeting may be invalidated and the Company may be required to conduct a new meeting in which it includes our Driver Nominees as director candidates.

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REASONS FOR THE SOLICITATION

Driver believes that ASRV’s profitability (as measured by ROA) and public market valuation (as measured by price to tangible book value) reflects the hard truth that it is a company with challenges that need to be addressed. Driver further believes that the current Board and management team have had ample opportunity to improve ASRV’s performance relative to peers and have resolutely failed to do so in any material way. Finally, Driver believes that significant change in the composition of the Board needs to occur before shareholders might have any reasonable expectation of better future performance.

Driver has nominated three highly-qualified and highly motivated individuals for election as directors who, if elected, will work to preserve and increase value for all ASRV shareholders. Driver believes that preserving and increasing value for ASRV shareholders will result in a more profitable and dynamic financial institution that will be better equipped and have more resources to benefit all its stakeholders.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three (3) classes. The directors in each class are elected for staggered terms such that the term of office of one (1) class of directors expires at each annual meeting of shareholders. We believe that the terms of three (3) Class I directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three (3) Driver Nominees, J. Abbott R. Cooper, Julius D. Rudolph and Brandon L. Simmons, each of whom is independent of the Company, for terms ending at the 2026 Annual Meeting. Your vote to elect the Driver Nominees will have the legal effect of replacing three incumbent directors of the Company with the Driver Nominees. If elected, the Driver Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance shareholder value. However, we believe the election of the Driver Nominees is an important step in the right direction for enhancing long-term value at the Company. There is no assurance that any incumbent director will serve as a director if our Driver Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

This Proxy Statement is soliciting proxies to elect the Driver Nominees. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Exchange Act, and intend to solicit the holders of ASRV Common Stock representing at least 67% of the voting power of ASRV Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of each of the Driver Nominees. The specific experience, qualifications, attributes and skills that led us to conclude that the Driver Nominees should serve as directors of the Company are set forth below. This information has been furnished to us by the Driver Nominees. Each of the Driver Nominees are citizens of the United States of America.

J. Abbott R. Cooper, age 55, is the Founder and Managing Member of Driver Management, a value-oriented investment firm, since August 2018. Prior to founding Driver Management, Mr. Cooper founded and was Senior Portfolio Manager of Financial Opportunity Strategy at Hilton Capital Management, LLC, an investment management firm, from 2015 to July 2018. Prior to that, Mr. Cooper was a senior investment banker covering depository institutions at Jefferies Financial Group Inc. (NYSE: JEF), a financial services company, and Bank of America Corporation (NYSE: BAC), a multinational investment bank and financial services company. Mr. Cooper began his career as a corporate lawyer, focusing on public and private company mergers and acquisitions, corporate governance, contests for corporate control and capital markets. Mr. Cooper earned a B.A. in History from the University of Virginia and a J.D. from the University of Montana School of Law.

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Driver believes that Mr. Cooper’s extensive financial, investment banking and capital markets experience, coupled with his legal expertise, would make him a valuable addition to the Board.

Julius (“Izzy”) D. Rudolph, age 35, is the Chief Executive Officer of McKnight Realty Partners, LLC (“McKnight”), a private commercial real estate investment, development and operating company, since December 2022. Concurrent to serving as Chief Executive Officer of McKnight, Mr. Rudolph is the President of Development and Acquisitions at McKnight, since November 2016. Mr. Rudolph is on the board of directors of VisitPittsburgh, the official tourism promotion organization for Pittsburgh, Pennsylvania, since 2022, Pittsburgh Film Office, a non-profit economic-development agency, since 2017, the Senator John Heinz History Center, an affiliate of the Smithsonian Institution, since 2016, and Pittsburgh Downtown Partnership, a non-profit urban planning initiative, since 2013. Mr. Rudolph is the Vice President of the board of directors of the Yeshiva Schools of Pittsburgh, the largest Jewish day school in Pennsylvania, since 2021. Mr. Rudolph served on the board of directors of the National Association of Industrial and Office Properties (NAIOP), a commercial real estate trade association, from 2016 to 2019. Mr. Rudolph studied at the Rabbinical College of America.

Driver believes Mr. Rudolph’s experience in real estate and development expertise from his executive roles would make him a valuable addition to the Board.

Brandon L. Simmons, age 40, is President and Chairman of Let Our Vision Evolve Inc., a non-profit organization educating underrepresented professionals about private sector opportunities, since he founded the organization in April 2022. Mr. Simmons has also been an investor and advisor of GameOn Technology, a software development company, since 2014. Until recently, Mr. Simmons was a General Partner at Prime Movers Lab, a venture capital investment firm, from September 2019 to April 2022. Prior to that, Mr. Simmons held various executive roles at Tachyus Corporation, a software company servicing the oil and gas industry, including Chief Executive Officer from June 2020 to October 2020, Chief Operating Officer and General Counsel from 2017 to June 2020, Executive-Vice President and General Counsel from 2015 to November 2017. Earlier in his career, Mr. Simmons was a Corporate Lawyer for Hogan Lovells LLP, an international law firm, from 2010 to 2015, a Legal Associate at the Cato Institute, a public policy think tank located in Washington, D.C., from 2009 to 2010, and a Judicial Clerk for Chief Judge J.L. Edmondson of the U.S. Court of Appeals of the Eleventh Circuit, from 2008 to 2009. Mr. Simmons has served on the boards of directors of Space Perspective, a commercial space travel service provider, since August 2021, Venus Aerospace, an aerospace company, since January 2021, and polySpectra, an innovative advanced 3D printing technology developer, since June 2020. Mr. Simmons previously served on the boards of directors of Carbon Capture, a developer of modular CO2 direct air capture machines, from September 2021 to September 2022, Elevian Therapeutics, a novel therapeutics service provider, from August 2021 to September 2022, Unlimited Tomorrow, a personalized prosthetics developer, from December 2020 to September 2022, NobleAI, an artificial intelligence research and development company, from March 2020 to June 2022, and Pyka, an electric aircraft developer, from February 2020 to April 2022. Mr. Simmons also serves on the boards of directors of various non-profit organizations, including the Institute for Responsible Citizenship, a 20-year old leadership development program for minority students, since January 2022, and the Teneo Network, a non-profit civic education organization, of which he served as Board Chairman from 2018 to 2021. Mr. Simmons is also an advisory board member of the Urban League, a civil rights and urban advocacy organization, since 2016. In February 2023, Mr. Simmons was appointed to serve on the Texas Southern University, Board of Regents, the board that governs Texas Southern University, for a term expiring in February 2029. Mr. Simmons received a J.D. from Stanford University School of Law and B.A. in Political Science from the University of California at Berkeley. Mr. Simmons is a licensed attorney in California and the District of Columbia.

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Driver believes Mr. Simmons’ extensive investment and executive leadership experience, coupled with his board service, would make him a valuable addition to the Board.

The principal business address of Mr. Cooper is c/o Driver Management Company LLC, 1266 E. Main Street, Suite 700R, Stamford, CT 06902. The principal business address of Mr. Rudolph is c/o McKnight Realty Partners, LLC, 310 Grant Street, Suite 2500, Pittsburgh, PA 15219. The principal business address of Mr. Simmons is c/o Let Our Vision Evolve Inc., 5340 Weslayan St., Unit 6556, Houston, TX 77005.

As of the date hereof, none of the Nominees, except Mr. Cooper, own beneficially or of record any securities of the Company and none of the Nominees have entered into any transactions in the securities of the Company during the past two years.

Additionally, neither McKnight, nor any of its principals or affiliates (other than Mr. Rudolph), have entered into any transactions in the securities of the Company during the past two years.

Mr. Cooper, as the managing member of Driver Management, may be deemed to beneficially own the 1,477,919 shares of ASRV Common Stock beneficially owned in the aggregate by Driver as further explained elsewhere in this Proxy Statement. For information regarding transactions in the shares of ASRV Common Stock during the past two years by certain of the Driver entities, please see Schedule I attached hereto.

Partners has signed a letter agreement (the “Indemnification Agreement”) with each of Messrs. Rudolph and Simmons pursuant to which it and its affiliates have agreed to indemnify such Driver Nominees against certain claims arising from the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against such Driver Nominee in his capacity as a director of the Company, if so elected.

Each of the Driver Nominees, except Mr. Cooper, has granted Mr. Cooper a power of attorney to execute certain filings with the SEC and other documents in connection with the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting and any related transactions.

On January 17, 2023, Driver and the Driver Nominees entered into a Joint Filing and Solicitation Agreement in connection with the Annual Meeting, pursuant to which, among other things, the parties agreed (a) to solicit proxies for the election of the Driver Nominees at the Annual Meeting, (b) that Messrs. Rudolph and Simmons would not enter into any transactions in the securities of the Company without the prior written consent of Driver and (c) that Driver would bear all expenses incurred in connection with the participants’ activities, including approved expenses incurred by any of the parties in connection with the solicitation, subject to certain limitations.

Certain of Mr. Rudolph’s immediate family members have been a party to a transaction with the Company in the ordinary course of business since its last fiscal year in an amount that exceeds $120,000. Mr. Rudolph's father, William C. Rudolph, has two personal lines of credit with the Company which total $5 million. Mr. Rudolph's brother-in-law, Benyamin Dere, has several commercial mortgage loans from the Company in connection with the purchase of rental units, which total, in the aggregate, approximately $8 million. Neither Driver nor Mr. Rudolph has any reason to believe that either the lines of credit or the commercial mortgage loans were not (i) made in the ordinary course of business nor (ii) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company. In addition, neither Driver nor Mr. Rudolph has any reason to believe that either the lines of credit or the commercial mortgage loans involved more than the normal risk of collectability or presented other unfavorable features.

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Other than as stated herein, there are no arrangements or understandings among the members of Driver or any other person or persons pursuant to which the nomination of the Driver Nominees described herein is to be made, other than the consent by each of the Driver Nominees to be named as a nominee of Partnership in any proxy statement relating to the Annual Meeting and serving as a director of the Company if elected as such at the Annual Meeting. Other than as stated herein, the Driver Nominees are not a party adverse to the Company or any of its subsidiaries nor do the Driver Nominees have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Except as disclosed herein, we believe that each Driver Nominee presently is, and if elected as a director of the Company, each of the Driver Nominees would qualify as, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including NASDAQ Listing Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we acknowledge that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if any of the Driver Nominees are elected, the determination of the Driver Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Driver Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Driver Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Driver Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Driver Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Driver Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Driver Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Driver Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Driver Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Driver Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Driver Nominee or any of his associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Driver Nominee or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Driver Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Driver holds any positions or offices with the Company; (xiii) no Driver Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Driver Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Driver Nominee or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Driver Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years.

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Except as disclosed herein, none of the Driver Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

We do not expect that the Driver Nominees will be unable to stand for election, but, in the event any Driver Nominee is unable to serve or for good cause will not serve, the shares of ASRV Common Stock represented by the enclosed WHITE universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Amended and Restated Bylaws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Driver Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of ASRV Common Stock represented by the enclosed WHITE universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

Certain information about the Company’s nominees are set forth in the Company’s proxy statement. Driver is not responsible for the accuracy of any information provided by or relating to ASRV or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, ASRV or any other statements that ASRV or its representatives have made or may otherwise make.

Shareholders are permitted to vote for less than three nominees or for any combination (up to three total) of the Driver Nominees and the Company’s nominees on the WHITE universal proxy card. IMPORTANTLY, IF YOU MARK MORE THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE DRIVER NOMINEES ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD.

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PROPOSAL 2

AMEND THE ARTICLES OF INCORPORATION TO ELIMINATE THE ABILITY TO EXERCISE CUMULATIVE VOTING IN DIRECTOR ELECTIONS

As discussed in further detail in the Company’s proxy statement, if Proposal 2 is adopted by the shareholders and thereafter implemented, Article 6 of the Charter will be amended to expressly remove shareholders’ ability to cumulatively vote their shares in an election of directors. As a result, beginning at the Company’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”), each shareholder would be entitled to cast one vote per director nominee for each share of ASRV Common Stock held by such shareholders, without the ability to cumulate votes.

Furthermore, as discussed in further detail in the Company’s proxy statement, the Board has conditionally approved a conforming amendment to the Bylaws. If Proposal 2 is approved and adopted by shareholders, the conforming amendment to the Bylaws would become effective. Shareholder approval is not required for the conforming amendment to the Bylaws, and shareholders are not being asked to vote on that amendment.

WE URGE YOU TO VOTE “AGAINST” THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO ELIMINATE THE ABILITY TO EXERCISE CUMULATIVE VOTING IN DIRECTOR ELECTIONS.

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PROPOSAL 3

ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is submitting a non-binding proposal allowing shareholders to cast an advisory vote on the Company’s compensation program at the Annual Meeting. This proposal, commonly known as a “say-on-pay” vote, gives shareholders of ASRV an opportunity to endorse or not endorse the Company’s executive compensation programs and policies through the following resolution:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the narrative disclosure regarding executive compensation, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

WE URGE YOU TO VOTE “AGAINST” THE ADVISORY (NON-BINDING) PROPOSAL ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has appointed S.R. Snodgrass P.C., (“S.R. Snodgrass”) as the independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board is requesting that shareholders ratify such selection. Additional information regarding this proposal is contained in the Company’s proxy statement.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Except with respect to the election of directors, each shareholder is entitled to one vote for each share held. Only shareholders of record on the Record Date will be entitled to vote at the Annual Meeting or at any adjournments. Shareholders who sell their shares of ASRV Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, Driver believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the ASRV Common Stock.

Shares of ASRV Common Stock represented by properly executed WHITE universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Driver Nominees to the Board, AGAINST Proposal 2, AGAINST Proposal 3, and FOR Proposal 4, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

Subject to the Court determining that the Driver Nominees were validly nominated, Driver and ASRV will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to three nominees on Driver’s enclosed WHITE universal proxy card.

The Company has a classified Board, which is currently divided into three classes. The terms of three Class I directors expire at the Annual Meeting. Through the attached Proxy Statement and enclosed WHITE universal proxy card, we are soliciting proxies to elect the Driver Nominees.

Shareholders are permitted to vote for less than three nominees or for any combination (up to three total) of the Driver Nominees and the Company’s nominees on the WHITE universal proxy card. We believe the best opportunity for the Driver Nominees to be elected is by voting on the WHITE universal proxy card. Driver therefore urges shareholders using our WHITE universal proxy card to vote “FOR” the Driver Nominees.

IMPORTANTLY, IF YOU MARK MORE THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of ASRV Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of the shareholders. Abstentions will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

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If you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee on how to vote, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

VOTES REQUIRED FOR APPROVAL

Proposal 1: Election of Directors – According to the information contained in the Company’s proxy statement, shareholders have cumulative voting rights. Accordingly, each shareholder will have the right to cast as many votes in the aggregate as equals the number of shares of ASRV Common Stock held by the shareholder multiplied by the number of directors to be elected at the Annual Meeting, which is three. Each shareholder may cast all of his or her votes for one candidate or distribute such votes among two or more candidates. There are no conditions precedent to exercising such cumulative voting rights. The three persons receiving the highest number of votes cast at the Annual Meeting will be elected as Class I directors. Votes that are withheld from a director nominee will be excluded entirely from the vote for such nominee and will have no effect on the result. The Company has indicated that broker non-votes will have no effect on the outcome of the vote.

Proposal 2: Amend the Articles Of Incorporation to Eliminate the Ability to Exercise Cumulative Voting In Director Elections – According to the information contained in the Company’s proxy statement, the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon is required to approve the amendment to the Charter to eliminate cumulative voting. The Company has indicated that broker non-votes will have no effect on the vote on Proposal 2 and abstentions will have the same effect as voting “against” Proposal 2.

Proposal 3: Advisory (Non-Binding) Vote On the Compensation of the Company’s Named Executive Officers– According to the information contained in the Company’s proxy statement, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the advisory (non-binding) vote on the compensation of its named executive officers. The Company has indicated abstentions and broker non-votes will not constitute or be counted as votes cast and, consequently, will have no effect on the vote on Proposal 3.

Proposal 4: Ratification of Independent Registered Public Accounting Firm – According to the information contained in the Company’s proxy statement, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the ratification of the appointment of S.R. Snodgrass. The Company has indicated abstentions and broker non-votes will not constitute or be counted as votes cast and, consequently, will have no effect on the vote on Proposal 4.

INFORMATION ON THE MECHANICS OF CUMULATIVE VOTING

All stockholders will have the right to cumulate their votes in the election of directors. Cumulative voting means that each stockholder may aggregate and combine their voting power for the election of directors by distributing a number of votes, determined by multiplying the number of shares held by the stockholder as of the Record Date by three (3) (the number of directors to be elected at the Annual Meeting). Such stockholder may distribute all of the votes to one individual director nominee, or distribute such votes among any two or more director nominees, as the stockholder chooses. A holder of record who wishes to provide vote allocation instructions must submit a proxy card by mail and should handwrite the number of votes such holder wishes to allocate to each Driver Nominee and/or Company nominee as specified on the enclosed WHITE universal proxy card.

As provided in the Company’s proxy statement, with the Board remaining classified, if three directors were up for election at a shareholder meeting, a shareholder group owning approximately 25% of ASRV Common Stock could elect a director candidate regardless of the wishes of holders of the other 75% of ASRV Common Stock.

Discretionary authority is being sought to cumulate votes at the Annual Meeting and, if you invoke cumulative voting, but you do not mark a “FOR” box with respect to any director nominee and you do not provide any allocation instructions, the WHITE universal proxy confers discretionary authority to cumulate votes for any or all of the director nominees for whom authority to vote has not been withheld, at the discretion of the individuals named as proxies on the enclosed WHITE universal proxy card. If cumulative voting is invoked, and you mark a “FOR” box with respect to one or more director nominee, but you do not provide vote allocation instructions, or you provide vote allocation instructions for less than all of the votes that you are entitled to cast, then the individuals named as proxies will have discretionary authority to allocate all of your votes or your remaining unallocated votes, as the case may be, only among any or all of the director nominees for whom you have marked the “FOR” box on the enclosed WHITE universal proxy card. To the extent the individuals named as proxies are granted any discretionary authority, the named proxies intend to use this authority to elect as many of the Driver Nominees as possible.

If you wish to exercise your own discretion as to allocation of votes among the Driver Nominees and/or the Company nominees, and you are a record holder of shares, you will be able to do so by attending the Annual Meeting and voting in person, by appointing another person as your representative to vote on your behalf at the Annual Meeting, or by providing us with specific instructions as to how to allocate your votes.

Any stockholder who holds shares in street name and desires to allocate votes among specific Driver Nominees may do so by either informing the stockholder’s broker, banker or other custodian of the stockholder’s desire to attend the Annual Meeting, and requesting a legal proxy to attend the Annual Meeting, or by providing the broker, banker or other custodian with instructions as to how to allocate votes among Driver Nominees, which can then be delivered to us. Because each broker, banker or custodian has its own procedures and requirements, a stockholder holding shares in street name who wishes to allocate votes to specific Driver Nominees should contact its broker, banker or other custodian for specific instructions on how to obtain a legal proxy or provide vote allocation instructions.

Stockholders with any questions about how to cumulate their votes should please contact Saratoga at the phone number or address set forth herein.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a written notice of revocation or by signing and delivering a subsequently dated proxy which is properly completed. The revocation may be delivered either to Driver in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company’s Corporate Secretary at P.O. Box 430, Johnstown, Pennsylvania 15907-0430, Attention: Sharon M. Callihan, Corporate Secretary, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Driver requests that either the original or photostatic copies of all revocations be mailed to Driver in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the votes that all shareholders are entitled to cast at the Annual Meeting. Additionally, Saratoga may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Driver Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE DRIVER NOMINEES, PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE UNIVERSAL PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

26

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Driver. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements. Solicitations may be made by certain of the respective directors, officers, members and employees of Driver, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Driver Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees.

Members of Driver have entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Driver has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of ASRV Common Stock they hold of record. Driver will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately 15 persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Driver. Costs of this solicitation of proxies are currently estimated to be approximately $750,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Driver estimates that through the date hereof its expenses in connection with this solicitation are approximately $300,000. To the extent legally permissible, if Driver is successful in its proxy solicitation, Driver intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Driver does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in the solicitation are anticipated to be Driver Management, Partners, Mr. Cooper and the other Driver Nominees (each, a “Participant” and collectively, the “Participants”).

The principal business address of each of Driver Management, Partners and Mr. Cooper is 1266 E. Main Street, Suite 700R, Stamford, CT 06902.

The principal business of Partners is investing in securities. The principal business of Driver Management is serving as the general partner of Partners and managing certain other investments on behalf of separately managed accounts (the “SMAs”) and other investment vehicles. The principal occupation of Mr. Cooper is serving as the managing member of Driver Management.

As of the date hereof, Partners directly beneficially owns 201,000 shares of ASRV Common Stock. As of the date hereof, 1,276,919 shares of ASRV Common Stock were held in the SMAs. Driver Management, as the general partner of Partners and investment manager to the SMAs, may be deemed to beneficially own the (i) 201,000 shares of ASRV Common Stock owned by Partners and (ii) 1,276,919 shares of ASRV Common Stock held in the SMAs. Mr. Cooper, as the managing member of Driver Management, may be deemed to beneficially own the (i) 201,000 shares of ASRV Common Stock owned by Partners and (ii) 1,276,919 shares of ASRV Common Stock held in the SMAs.

27

The shares of ASRV Common Stock purchased by Partners and the SMAs were purchased with working capital in open market purchases.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000, except for personal or business banking relationships with the Company in its ordinary course of business; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

Except as disclosed herein, there are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to the Driver Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past ten (10) years.

Except as disclosed herein, none of the Driver Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

28

OTHER MATTERS AND ADDITIONAL INFORMATION

Driver is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Driver is not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, Saratoga, at the following address or phone number: 520 8th Avenue, 14th Floor, New York, New York 10018 or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address or phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Driver.

This Proxy Statement is dated May 2, 2023. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

In order for a shareholder proposal to be included in the Company’s proxy statement and form of proxy prepared by the Board under Rule 14a-8 of the Exchange Act, it must be received at the principal executive offices of the Company not less than 120 days in advance of the first anniversary of the date the previous year’s proxy statement and form of proxy were mailed by the Company to shareholders.

Any shareholder who desires to submit a proposal for inclusion in the Company’s proxy materials relating to the 2024 Annual Meeting in accordance with the rules of the SEC must submit such proposal in writing, addressed to: Non-Executive Chairperson of the Board of Directors, AmeriServ Financial, Inc., Executive Offices, P.O. Box 430, Johnstown, Pennsylvania 15907-0430 no later than December 28, 2023.

In accordance with the Bylaws, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders, even if the proposal is not submitted by the deadline for inclusion in the Company’s proxy materials, must comply with the procedures specified in the Bylaws, including providing notice thereof in writing, delivered or mailed to the Non-Executive Chairperson of the Board of Directors at the address above, not less than 90 days nor more than 120 days prior to the anniversary date of the previous year’s annual meeting. Assuming the 2024 Annual Meeting is held within thirty days before or after May 26, 2024, this period will begin on January 27, 2024 and will end on February 26, 2024.

29

This information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2024 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Driver that such procedures are legal, valid or binding.

In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2024. If the 2024 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2024 Annual Meeting.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SHAREHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. SHAREHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

DRIVER MANAGEMENT COMPANY LLC

May 2, 2023

30

SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company

DURING THE PAST TWO YEARS

Nature of Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

DRIVER OPPORTUNITY PARTNERS I LP

Purchase of ASRV Common Stock	1,000	08/19/2022
Purchase of ASRV Common Stock	8,411	11/07/2022
Purchase of ASRV Common Stock	16,589	11/08/2022
Purchase of ASRV Common Stock	12,348	11/11/2022
Purchase of ASRV Common Stock	12,652	11/14/2022
Purchase of ASRV Common Stock	50,000	11/15/2022
Purchase of ASRV Common Stock	100,000	01/10/2023

I-1

DRIVER MANAGEMENT COMPANY LLC

(Through Separately Managed Accounts)

Purchase of ASRV Common Stock	1,459	05/09/2022
Purchase of ASRV Common Stock	7,951	05/10/2022
Purchase of ASRV Common Stock	10,283	05/11/2022
Purchase of ASRV Common Stock	16,987	05/12/2022
Purchase of ASRV Common Stock	4,700	05/13/2022
Purchase of ASRV Common Stock	5,600	05/16/2022
Purchase of ASRV Common Stock	4,145	05/18/2022
Purchase of ASRV Common Stock	11,197	05/19/2022
Purchase of ASRV Common Stock	12,054	05/20/2022
Purchase of ASRV Common Stock	384	05/31/2022
Purchase of ASRV Common Stock	354	06/01/2022
Purchase of ASRV Common Stock	14,200	06/02/2022
Purchase of ASRV Common Stock	5,079	06/03/2022
Purchase of ASRV Common Stock	8,311	06/09/2022
Purchase of ASRV Common Stock	98,811	06/10/2022
Purchase of ASRV Common Stock	834	06/13/2022
Purchase of ASRV Common Stock	75,500	06/14/2022
Purchase of ASRV Common Stock	14,300	06/15/2022
Purchase of ASRV Common Stock	44,300	06/16/2022
Purchase of ASRV Common Stock	273	06/17/2022
Purchase of ASRV Common Stock	15,000	06/21/2022
Purchase of ASRV Common Stock	15	06/22/2022
Purchase of ASRV Common Stock	25,728	06/23/2022
Purchase of ASRV Common Stock	655	06/24/2022
Purchase of ASRV Common Stock	25,300	06/27/2022
Purchase of ASRV Common Stock	15,000	06/28/2022
Purchase of ASRV Common Stock	33,882	06/30/2022
Purchase of ASRV Common Stock	269	07/07/2022
Purchase of ASRV Common Stock	28,477	07/11/2022
Purchase of ASRV Common Stock	882	07/12/2022
Purchase of ASRV Common Stock	300	07/13/2022
Purchase of ASRV Common Stock	18,700	07/14/2022
Purchase of ASRV Common Stock	295	07/15/2022
Purchase of ASRV Common Stock	285	07/18/2022
Purchase of ASRV Common Stock	17,660	07/19/2022
Purchase of ASRV Common Stock	409	09/08/2022
Purchase of ASRV Common Stock	9,300	09/14/2022
Purchase of ASRV Common Stock	8,517	09/15/2022
Purchase of ASRV Common Stock	245,382	11/08/2022
Purchase of ASRV Common Stock	2,574	12/12/2022
Purchase of ASRV Common Stock	14,431	12/13/2022
Purchase of ASRV Common Stock	14,550	12/14/2022
Purchase of ASRV Common Stock	1,632	12/15/2022
Purchase of ASRV Common Stock	2,207	12/16/2022
Purchase of ASRV Common Stock	100	12/29/2022
Purchase of ASRV Common Stock	150,000	12/29/2022

I-2

SCHEDULE II

The following tables are reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2023.

Principal Shareholders

Based on filings made under the Exchange Act, as of April 6, 2023, the only persons known by us to be beneficial owners of five percent or more of the outstanding shares of our Common Stock were as follows:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Common Stock
Driver Management Company, LLC(1) 1266 E. Main Street Suite 700R Stamford, CT 06902	1,477,919	8.6%
Dimensional Fund Advisors LP(2) Building One 6300 Bee Cave Road Austin, TX 78746	1,312,354	7.7%
Tontine Financial Partners, L.P.(3) 1 Sound Shore Drive, Suite 304 Greenwich, CT 06830-7251	1,054,816	6.2%

___________________________

(1)	Includes Driver Opportunity Partners I LP (“Driver Partnership”), Driver Management Company, LLC (“Driver Management”), which serves as the general partner of Driver Partnership and manages certain other investments on behalf of separately managed accounts, J. Abbot Cooper, as the managing member of Driver Management and as a nominee for the Board, Julius D. Rudolph, as a nominee for the Board, and Brandon L. Simmons, as a nominee for the Board. Except as otherwise noted in the table above, the principal business address of (i) Mr. Rudolph is 310 Grant Street, Suite 2500, Pittsburgh, PA 15219, and (ii) Mr. Simmons is 5340 Weslayan Street, Unit 6556, Houston, TX 77265. This information is based upon Amendment No. 1 to the Driver Group’s preliminary proxy statement filed on March 21, 2023 with the SEC.
(2)	Includes subsidiaries of Dimensional Fund Advisors LP (“Dimensional”), four investment companies to which Dimensional furnishes investment advice and certain other commingled fund, group trusts and separate accounts to which Dimensional may serve as investment manager or sub-adviser. This information is based upon Amendment No. 21 to a Schedule 13G filed on February 10, 2023 with the SEC.
(3)	Includes its general partner, Tontine Management, L.L.C., and Jeffrey L. Gendell, who serves as the managing member of the general partner. This information is based upon a Form 13F-HR filed on February 13, 2023 with the SEC.

II-1

Security Ownership of Directors and Management

The following table sets forth information concerning the number of shares of our Common Stock beneficially owned, as of April 6, 2023, by each present director, nominee for director, and each executive officer named in the Summary Compensation Table as well as by all directors, nominees, and executive officers as a group.

Name of Beneficial Owner(1)	Shares Beneficially Owned	Percent of Class (%)
J. Michael Adams, Jr.(3)	142,881	*
Richard W. Bloomingdale	2,256	*
Amy Bradley	4,541	*
Allan R. Dennison(4)	81,918	*
David J. Hickton	—	*
James T. Huerth(2)	70,000	*
Kim W. Kunkle(5)	196,507	1.1
Michael D. Lynch(2)	30,332	*
Margaret A. O’Malley	345,135	2.0
Daniel A. Onorato	22,734	*
Mark E. Pasquerilla(6)	486,237	2.8
Sara A. Sargent	233,255	1.4
Jeffrey A. Stopko(2)(7)	166,821	*
Officers, Directors and Nominees for Director as a Group (14 persons)	1,782,617	10.4

___________________________

*	Less than 1%
(1)	Except as noted below, each of the identified beneficial owners, including the officers, directors and nominees for director, has sole investment and voting power as to all the shares beneficially owned with the exception of those held jointly by certain officers, directors and nominees for director with their spouses or directly by their spouses or other relatives. In addition, unless otherwise indicated, the address for each person is c/o AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.
(2)	Includes shares of our Common Stock that may be acquired within sixty (60) days after the Record Date upon the exercise of presently exercisable stock options that were granted under the 2011 Stock Incentive Plan as follows:
II-2

Huerth — 52,500	Lynch — 16,000	Stopko — 48,333

(3)	Includes 23,897 shares of our Common Stock held in a voting trust for the benefit of his parents, of which Mr. Adams serves as voting trustee, and 50 shares of our Common Stock held on behalf of his child.
(4)	Includes 9,624 shares of our Common Stock held in Mr. Dennison’s 401(k) plan.
(5)	Includes 64,390 shares of our Common Stock held by Laurel Holdings, Inc., of which Mr. Kunkle is an officer. With respect to each, Mr. Kunkle has voting and investment power.
(6)	Includes 287,150 shares of our Common Stock held by Pasquerilla Enterprises LP, of which Mark E. Pasquerilla is the sole member of its general partner, and has the power to vote such shares, and 125,500 shares held by the Marenrico Partnership, of which Mr. Pasquerilla is one of the partners and has the power to vote such shares. 125,500 shares held by Marenrico Partnership and 287,150 shares held by Pasquerilla Enterprises LP are separately pledged to financial institutions.
(7)	Includes 62,293 shares of our Common Stock held in Mr. Stopko’s 401(k) plan.

II-3

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of ASRV Common Stock you own, please give us your proxy FOR the election of the Driver Nominees and in accordance with our recommendations on the other proposals on the agenda for the Annual Meeting by SIGNING, DATING AND MAILING the enclosed WHITE universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of ASRV Common Stock are held in the name of a broker, only it can vote such shares of ASRV Common Stock and only upon receipt of your specific instructions. Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the phone number or address set forth below.

If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of Driver’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

WHITE UNIVERSAL PROXY CARD

AMERISERV FINANCIAL, INC.

2023 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF DRIVER MANAGEMENT COMPANY LLC AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “DRIVER”)

THE BOARD OF DIRECTORS OF AMERISERV FINANCIAL, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints J. Abbott R. Cooper and John Ferguson, and each of them, as attorneys and agents with full power of substitution to vote all shares of common stock (the “ASRV Common Stock”) of AmeriServ Financial, Inc., a Pennsylvania corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the 2023 Annual Meeting of Shareholders of the Company scheduled to be held virtually on May 26, 2023 at 1:30 PM, Eastern Time, at www.virtualshareholdermeeting.com/ASRV2023 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of ASRV Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Driver a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “for” THE THREE (3) DRIVER NOMINEES IN PROPOSAL 1, “AGAINST” PROPOSAL 2, “AGAINST” PROPOSAL 3 AND “FOR” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Driver’s solicitation of proxies for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our WHITE universal proxy card are available at
www.saratogaproxy.com/Driver

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

DRIVER STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “for” THE THREE DRIVER NOMINEES, AND NOT TO VOTE “FOR” THE THREE COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES FOR UP TO THREE (3) NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN THREE “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY “FOR” THOSE NOMINEES YOU HAVE SO MARKED.

1.	Election of three Class I directors to serve until the Company’s 2026 annual meeting of shareholders and until their successors have been duly elected and qualified.

DRIVER Nominees	FOR	WITHHOLD
a) J. Abbott R. Cooper	☐	☐
b) Julius D. Rudolph	☐	☐
c) Brandon L. Simmons	☐	☐

COMPANY Nominees OPPOSED BY DRIVER	FOR	WITHHOLD
a) Allan R. Dennison	☐	☐
b) Daniel A. Onorato	☐	☐
c) Sara A. Sargent	☐	☐

☐	Check this box to exercise cumulative voting with respect to Proposal 1.

If invoked, cumulative voting means that you may aggregate and combine your voting power for the election of directors by distributing a number of votes, determined by multiplying the number of shares held by you by three (3) (the number of directors to be elected at the Annual Meeting). To provide specific voting instructions with respect to all or some of the votes you are entitled to cast if cumulative voting is invoked, hand mark the number of votes you would like to specifically allocate next to each director nominee’s name in the space provided below. If cumulative voting is invoked, but you do not mark a “FOR” box with respect to any director nominee and you do not provide any allocation instructions, this Proxy authorizes the named proxies to cumulate the votes that you are entitled to cast for the director nominees and allocate them, in the discretion of the named proxies, among the director nominees for whom you do not withhold authority to vote. If cumulative voting is invoked, and you mark a “FOR” box with respect to one or more director nominee, but you do not provide vote allocation instructions, or you provide vote allocation instructions for less than all of the votes that you are entitled to cast, then the named proxies will have discretionary authority to allocate all of your votes or your remaining unallocated votes, as the case may be, only among any or all of the director nominees for whom you have marked the “FOR” box. To the extent this Proxy confers the named proxies with any discretionary authority, the named proxies intend to use this authority to elect as many of the Driver nominees as possible.

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NOTE: If you hold your shares in street name and wish to provide vote allocation instructions, you must contact your broker, banker or other custodian for instructions.

DRIVER RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 2.

2.	The Company’s proposal to approve and adopt an amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate the ability to exercise cumulative voting in director elections.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DRIVER RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 3.

3.	The Company’s proposal to vote, an advisory vote, to approve the compensation of the named executive officers of the Company.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DRIVER MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 4.

4.	The Company’s proposal to ratify the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
☐ FOR	☐ AGAINST	☐ ABSTAIN

WHITE UNIVERSAL PROXY CARD

DATED: ____________________________

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(Signature)

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(Signature, if held jointly)

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(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.